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                                                                 Exhibit 10.26.3


(EMERSON LOGO)

EMERSON RADIO CORP. 9 Entin Road, P.O. Box 430, Parsippany, New Jersey 07054-4430 (973) 884-5800

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                                               Effective as of September 1, 2004

Mr. Geoffrey P. Jurick
c/o Emerson Radio (Hong Kong) Limited
705-711, Tower 2
The Gateway
25-27 Canton Road
Kowloon, Hong Kong

                              EMPLOYMENT AGREEMENTS

Dear Mr. Jurick:

This letter will serve as confirmation of our agreement that those certain Employment Agreements, each dated July 7, 1992, as amended by the Extension of Employment Agreements, dated April 16, 1997 and letter dated effective as of September 1, 2001 (collectively, the "Agreements"), by and between you and each of Emerson Radio International Ltd. (formerly known as Emerson Radio (B.V.I.) Ltd.), Emerson Radio (Hong Kong) Limited and Emerson Radio Corp., shall be and hereby are extended through and including August 31, 2007. The aggregate base salary compensation of the Agreements is presently $500,000.

Except as specifically amended hereby, the terms of each of the Agreements shall remain in full force and effect. Please indicate your agreement to the above by signing in the space provided below.

Very truly yours:
Emerson Radio International Ltd.               Emerson Radio Corp.


By: /s/ John J. Raab                           By:  /s/ John J. Raab
   -------------------------                       ----------------------------
   (Name)            (Title)                      (Name)            (Title)
John J. Raab        Director                    John J. Raab        COO-SEVP

Emerson Radio (Hong Kong) Limited

By: /s/ John J. Raab
   -------------------------
   (Name)            (Title)                   ACKNOWLEDGED, UNDERSTOOD AND
John J. Raab        Director                   AGREED TO AS OF SEPTEMBER 1, 2004

                                               By: /s/ Geoffrey P.Jurick
                                                   -----------------------------
                                                   Geoffrey P.Jurick


THE TRUSTED NAME IN ELECTRONICS SINCE 1912